Proprietary and confidential - for internal use only Edge Autonomy All-Hands January 21, 2025 EDGE AUTONOMY PROPRIETARY Exhibit 99.3 Proprietary and confidential - for internal use only Additional Information and Where to Find It The definitive agreement entered into in connection with the proposed business combination described herein and a summary of material terms of the transaction will be provided in a Current Report on Form 8-K or Schedule 14A filed with the Securities and Exchange Commission (the “SEC”). Redwire will file with the SEC a proxy statement relating to a special meeting of Redwire’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWIRE, EDGE AUTONOMY, THE TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on investor relations section of Redwire’s website at redwirespace.com. Participants in the Solicitation Redwire and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Redwire in respect of the proposed business combination contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Redwire, respectively, in connection with the proposed business combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding Redwire’s directors and executive officers is contained in Redwire’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Proxy Statement on Schedule 14A, dated April 22, 2024, which are filed with the SEC. No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Forward-Looking Statements Readers are cautioned that the statements contained in this communication regarding expectations of our performance or other matters that may affect our or the combined company’s business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this communication, including statements regarding our or the combined company’s strategy, financial projections, including the prospective financial information provided in this communication, financial position, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, the entry into the potential business combination, the expected benefits from the proposed business combination, the expected performance of the combined company, the expectations regarding financing the proposed business combination, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These factors and circumstances include, but are not limited to: (1) risks associated with the continued economic uncertainty, including high inflation, supply chain challenges, labor shortages, increased labor costs, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) Redwire’s limited operating history and history of losses to date as well as the limited operating history of Edge Autonomy and the relatively novel nature of the drone industry; (4) the inability to successfully integrate recently completed and future acquisitions, including the proposed business combination with Edge Autonomy, as well as the failure to realize the anticipated benefits of the transaction or to realize estimated projected combined company results; (5) the development and continued refinement of many of Redwire’s and the combined company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that Redwire’s expectations and assumptions relating to future results and projections with respect to Redwire or Edge Autonomy may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire, Edge Autonomy, the combined company, or their competitors; (9) unsatisfactory performance of our and the combined company’s products resulting from challenges in the space environment, extreme space weather events, the environments in which drones operate, including in combat or other areas where hostilities may occur, or otherwise; (10) the emerging nature of the market for in-space infrastructure services and the market for drones and related services; (11) inability to realize benefits from new offerings or the application of our or the combined company’s technologies; (12) the inability to convert orders in backlog into revenue; (13) our and the combined company’s dependence on U.S. and foreign government contracts, which are only partially funded and subject to immediate termination, or which may be influenced by the level of military activities and related spending such as in or with respect to the war in Ukraine; (14) the fact that we are and the combined company will be subject to stringent economic sanctions, and trade control laws and regulations; (15) the need for substantial additional funding to finance our and the combined company’s operations, which may not be available when needed, on acceptable terms or at all; (16) the dilution of existing holders of our common stock that will result from the issuance of additional shares of common stock as consideration for the acquisition of Edge Autonomy, as well as the issuance of common stock in any offering that may be undertaken in connection with such acquisition; (17) the fact that the issuance and sale of shares of our Series A Convertible Preferred Stock has reduced the relative voting power of holders of our common stock and diluted the ownership of holders of our capital stock; (18) the ability to achieve the conditions to cause, or timing of, any mandatory conversion of the Series A Convertible Preferred stock into common stock; (19) the fact that AE Industrial Partners and Bain Capital have significant influence over us, which could limit your ability to influence the outcome of key transactions; (20) provisions in our Certificate of Designation with respect to our Series A Convertible Preferred Stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (21) the fact that our Series A Convertible Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (22) the possibility of sales of a substantial amount of our common stock by our current stockholders, as well as the equity owners of Edge Autonomy following consummation of the transaction, which sales could cause the price of our common stock and warrants to fall; (23) the impact of the issuance of additional shares of Series A Convertible Preferred Stock as pay in kind dividends on the price and market for our common stock; (24) the volatility of the trading price of our common stock and warrants; (25) risks related to short sellers of our common stock; (26) Redwire’s or the combined company’s inability to report our financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting, as well as the possible need to expand or improve Edge Autonomy’s financial reporting systems and controls; (27) the possibility that the closing conditions under the merger agreement necessary to consummate the merger between Redwire and Edge Autonomy will not be satisfied; (28) the effect of any announcement or pendency of the proposed business combination on Redwire’s or Edge Autonomy’s business relationships, operating results and business generally; (29) risks that the proposed business combination disrupts current plans and operations of Redwire or Edge Autonomy; (30) the ability of Redwire or the combined company to raise financing in connection with the proposed business combination or to finance its operations in the future; (31) the impact of any increase in the combined company’s indebtedness incurred to fund working capital or other corporate needs, including the repayment of Edge Autonomy’s outstanding indebtedness and transaction expenses incurred to acquire Edge Autonomy, as well as debt covenants that may limit the combined company’s activities, flexibility or ability to take advantage of business opportunities, and the effect of debt service on the availability of cash to fund investment in the business; (32) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (33) costs related to the transaction; and (34) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by Redwire. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this communication are made as of the date of this communication, and Redwire disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on forward-looking statements. Trademarks This Presentation contains trademarks, service marks and registered marks of Redwire and its subsidiaries and Edge and its subsidiaries. All other trademarks are the property of their respective owners.

Proprietary and confidential - for internal use only + Steve Adlich Edge Autonomy Chief Executive Officer Announcement Proprietary and confidential - for internal use only Peter Cannito Redwire Chairman & CEO Welcome to Redwire

Proprietary and confidential - for internal use only Integrity Excellence Innovation Our Core Values Who We Are InclusionImpact Our foundation is built on two guiding principles: h ritage + innovation. Together, We Will be a Leader in Multi-Domain Defense Technology Platforms Proprietary and confidential - for internal use only

Our Growth Strategy Protecting the core Scaling production Moving up the value chain Venture optionality Proprietary and confidential - for internal use only Together, We Will be a Leader in Multi-Domain Defense Technology Platforms Proprietary and confidential - for internal use only

Edge Autonomy Expands Redwire’s Core Offerings Proprietary and confidential - for internal use only Redwire and Edge Autonomy are Aligned on Proprietary and confidential - for internal use only

...and Aligned on Missions Proprietary and confidential - for internal use only Next Steps ANNOUNCEMENT EXPECTED CLOSE DURING Q2 2025 GETTING TO KNOW EACH OTHER INTEGRATION Proprietary and confidential - for internal use only

Proprietary and confidential - for internal use only Faith Horowitz RedwireChief People Officer Integration Overview M&A is a Core Strength of Redwire Proprietary and confidential - for internal use only March Acquired Adcole Maryland Aerospace (Marlborough, MA) 2020 2021 2022 June • Acquired Deep Space Systems (Littleton, CO) • Acquired In Space Group (Jacksonville, FL and Luxembourg) October Acquired Roccor (Longmont, CO) December Acquired Loadpath (Albuquerque, NM) January Acquired Oakman Aerospace (Littleton, CO) February Acquired Deployable Space Systems (Goleta, CA) November Acquired Techshot (Greenville, IN & Merritt Island, FL) 2024 August Acquired Hera Systems (San Jose, CA) November Acquired QinetiQ Space (Belgium)

Our Philosophy Integrate gradually and collaboratively. We intend to merge people and technology over time. Deliver on commitments. We will help you keep commitments to customers. Do no harm. We aim to minimize disruption to operations. Proprietary and confidential - for internal use only Joining a Public Company • Own a piece of Redwire through our Employee Stock Purchase Plan (ESPP) • SEC Compliance • Compliance with corporate policies Code of Conduct and Ethics Policy Whistleblower Policy Insider Trading Policy You can find these policies on ir.redwirespace.com Benefits Obligations Proprietary and confidential - for internal use only

More Information to Come Updates Delivered through Edge Autonomy leadership and Edge Autonomy communication channels Questions Refer to the provided FAQs or if you have specific questions that you don’t see addressed, please reach out to your manager Proprietary and confidential - for internal use only WELCOME TO REDWIRE! Proprietary and confidential - for internal use only